Restructuring	12 Months Ended
Dec. 31, 2017
Restructuring and Related Activities [Abstract]
Restructuring
Restructuring
On May 3, 2016, Prosper adopted a strategic restructuring of its business. This restructuring was intended to streamline our operations and support future growth efforts. Under this restructuring, Prosper closed its Salt Lake City, Utah location.  As a result of this restructuring, Prosper terminated 167 employees across all locations.  In December 2016, Prosper shut down its Tel Aviv location, resulting in the termination of 31 employees.
In addition to the employment costs associated with the restructuring, Prosper also subleased, or may sublease in the future, space in our existing office space that is no longer needed due to the reduction in headcount. Other than accretion and changes in sublease loss estimates, Prosper does not expect any additional restructuring charges related to this restructuring.
The following table summarizes the activities related to Prosper's restructuring plan (in thousands):

	Severance Related	Facilities Related	Total
Balance January 1, 2016	—	—	—
Adjustments to expense	7,256	8,735	15,991
Transfer from deferred rent	—	764	764
Less: Cash paid	(6,659)	(3,447)	(10,106)
Balance December 31, 2016	597	6,052	6,649
Adjustments to expense	(13)	1,227	1,214
Sublease cash receipts	—	210	210
Less: Cash paid	(584)	(4,245)	(4,829)
Balance December 31, 2017	$—	$3,244	$3,244